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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
HAWKINS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HAWKINS, INC.
3100 East Hennepin Avenue
Minneapolis, Minnesota 55413

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held
February 13, 2002

    The annual meeting of shareholders of Hawkins, Inc. (the "Company") will be held at the Four Points Sheraton Hotel, 1330 Industrial Boulevard, Minneapolis, Minnesota, on Wednesday, February 13, 2002, at 3:30 P.M., Central Standard Time, for the following purposes:

  1.
  To elect nine directors.

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 4, 2002 as the record date for determining the shareholders entitled to vote at the annual meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. The Company's transfer books will not be closed.

Dated: January 11, 2002.	BY ORDER OF THE BOARD OF DIRECTORS
MARVIN E. DEE, Secretary

IMPORTANT:  To assure the necessary representation at the annual meeting, you are urged to SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION. Doing so will not prevent you from voting in person if you so desire.

PROXY STATEMENT

HAWKINS, INC.
3100 East Hennepin Avenue
Minneapolis, Minnesota 55413

January 11, 2002

    The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hawkins, Inc. (the "Company") to be voted at the annual meeting of shareholders of the Company to be held on Wednesday, February 13, 2002, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to the shareholders began on or about January 11, 2002.

SOLICITATION

    The cost of soliciting proxies and of the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions. The Company will reimburse such organizations for their expenses.

REVOCATION AND VOTING OF PROXY

    Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted in accordance with the instructions in such proxy, unless the proxy is properly revoked prior to the meeting. Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the annual meeting and casting his or her votes personally.

    Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the nominees for director as set forth in this Notice of Annual Meeting of Shareholders. Management is not aware of any other business that will, or is likely to, come before the meeting. If any other business does properly come before the meeting, such persons will vote in accordance with their judgment as to what is in the Company's best interests.

    A majority of the outstanding shares will constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Pursuant to Minnesota law and the Company's Amended and Second Restated Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

OUTSTANDING SHARES AND VOTING RIGHTS

    As of the close of business on January 4, 2002, there were outstanding 10,216,688 shares of common stock, par value $.05 per share, which is the only outstanding class of stock of the Company. Holders of common shares are entitled to one vote for each share held on the record date with respect to all matters that may be brought before the meeting. The record date for determining the shareholders entitled to vote at the 2002 annual meeting is January 4, 2002. There is no cumulative voting for directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of common stock of the Company with the Securities and Exchange Commission. Executive officers, directors and persons who beneficially own more than ten percent of the common stock of the Company are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from the Company's executive officers and directors, all Section 16(a) filing requirements applicable to the Company's executive officers and directors have been satisfied, except that the following persons failed to file reports on a timely basis for the transactions identified (i) Marvin E. Dee for a transaction in July 2001, (ii) Keenan A. Paulson for a transaction in August 2001 (iii) John R. Hawkins for a transaction in October 2001 and in November 2001, (iv) Howard M. Hawkins for a transaction in October 2001, and (v) each of Keenan A. Paulson, John R. Sevenich, and Daniel E. Soderlund failed to file on a timely basis a Form 5 for the fiscal year ended September 30, 2001, all of which reports have since been filed.

SECURITY OWNERSHIP OF MANAGEMENT
AND BENEFICIAL OWNERSHIP

    The following table contains information as of December 4, 2001 concerning the beneficial ownership of the Company's common shares by all directors and nominees, by the named executive officers in the Summary Compensation table, by all current directors and executive officers as a group and by shareholders known to the Company to beneficially own more than 5% of its common shares. Unless otherwise noted, the address for each shareholder listed below is the Company's executive offices.

Beneficial Owner	Number of Shares(a)		Percent of Class
Royce & Associates	744,652	(b)	7.3%
Howard M. Hawkins	179,748	(c)	1.8%
Dean L. Hahn	109,778	(d)	1.1%
Donald L. Shipp	120,520	(e)	1.2%
John R. Hawkins	43,210	(f)	*
John S. McKeon	20,619	(g)	*
Duane M. Jergenson	7,549		*
G. Robert Gey	3,461		*
Kurt R. Norman	15,310	(h)	*
Daryl I. Skaar	911		*
Marvin E. Dee	370	(i)	*
John R. Sevenich	18,603	(j)	*
Keenan A. Paulson	6,547	(k)	*
All current directors and officers as a group (13 persons)	536,891	(l)	5.3%
Trustees, Hawkins, Inc. Employee Stock Ownership Plan and Trust	2,312,625	(m)	22.6%

*
Less than one percent.
(a)
Unless otherwise noted, all shares shown are held by shareholders possessing sole voting and investment power with respect to such shares.
(b)
Based on Schedule 13F-HR filed with the Securities and Exchange Commission on November 8, 2001. The address for Royce & Associates is 1414 Avenue of the Americas, New York, NY 10019.
(c)
Includes 64,195 shares held by Mr. Hawkins' wife as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership; and 14,346 shares that Mr. Hawkins holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing the beneficial interest of Mr. Hawkins as of September 30, 2001 in the Company's Employee Stock Ownership Plan (107,086 shares).

(d)
Includes 7,018 shares that Mr. Hahn holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing Mr. Hahn's beneficial interest as of September 30, 2001 in the Company's Employee Stock Ownership Plan (84,644 shares).
(e)
Includes 60,000 shares held by Mr. Shipp's wife as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Does not include shares representing Mr. Shipp's beneficial interest as of September 30, 2001 in the Company's Employee Stock Ownership Plan (189,424 shares).
(f)
Includes 33,170 shares that Mr. Hawkins holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing Mr. Hawkins' beneficial interest as of September 30, 2001 in the Company's Employee Stock Ownership Plan (128,424 shares).
(g)
Includes 810 shares held by Mr. McKeon as custodian for his children as to which Mr. McKeon has sole voting and investment power, but as to which he disclaims beneficial ownership.
(h)
Includes 1,428 shares held by Mr. Norman's wife as custodian for their children, as to which he disclaims beneficial ownership. Does not include shares representing the beneficial interest of Mr. Norman as of September 30, 2001 in the Company's Employee Stock Ownership Plan (29,594 shares).
(i)
Does not include shares representing the beneficial interest of Mr. Dee in the Company's Employee Stock Ownership Plan (456 shares as of September 30, 2001).
(j)
Does not include shares representing the beneficial interest of Mr. Sevenich in the Company's Employee Stock Ownership Plan (19,184 shares as of September 30, 2001).
(k)
Ms. Paulson holds these shares with her spouse and shares voting and investment power. Does not include shares representing the beneficial interest of Ms. Paulson in the Company's Employee Stock Ownership Plan (66,944 shares as of September 30, 2001).
(l)
Does not include shares representing the beneficial interest of the directors and officers in the Company's Employee Stock Ownership Plan (636,277 shares as of September 30, 2001).
(m)
The current trustees of the Hawkins, Inc. Employee Stock Ownership Plan and Trust are John R. Hawkins, Kurt R. Norman, and Marvin E. Dee. Although these individuals could be deemed to "beneficially own" all of the shares held by this Plan because of their shared voting and investment power with respect to those shares, they have not been included in the share ownership figures listed above for these individuals or for all current directors and officers as a group. Voting rights as to shares of the Company's stock are passed through to participants under the Employee Stock Ownership Plan.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

ELECTION OF DIRECTORS
(Proposal 1)

    At the forthcoming annual meeting, nine persons are to be elected to the Company's Board of Directors, each to hold office for the ensuing year or until his successor is duly elected and qualified. The Company's bylaws provide for a Board of Directors of not fewer than three nor more than eleven directors. The Company's bylaws provide that the nominees must be elected by the affirmative vote of the holders of a majority of the voting power of the shares represented at the meeting (whether in person or by proxy). Abstentions and broker non-votes have the effect of a vote against the nominees. Proxies will be voted for the election of all nominees unless you direct otherwise. Should any nominee decline or be unable to accept such nomination or to serve as a director (an event which management does not now expect to occur), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

Information About Nominees

    All nominees who are now directors of the Company have served continuously since the year indicated below. The following information, including the principal occupation or employment of each nominee, has been furnished to the Company by the respective nominees, as of December 1, 2001; all occupations are with the Company unless otherwise noted.

Nominee	Principal Occupation and Employment	Age	Director Since
John R. Hawkins	Chairman of the Board and Chief Executive Officer since February 2000; President from December 1998 to February 2000; Executive Vice President from 1997 to December 1998; Vice President of Sales from 1987 to 1997; Secretary from 1991 to 1999.	50	1989
Kurt R. Norman	President and Chief Operating Officer since February 2000; Vice President from February 1999 to February 2000; Vice President, Hawkins Water Treatment Group from 1996 to February 1999; General Manager of Hawkins Water Treatment Group from 1988 to 1996.	46	2000
Dean L. Hahn	Retired; Chairman of the Board and Chief Executive Officer from 1996 to 2000; President from 1983 to 1996.	68	1974
Donald L. Shipp	Retired; Vice Chairman from December 1998 to September 2000; President from 1996 to December 1998; Executive Vice President from 1983 to 1996; President of Feed-Rite Controls, Inc., then a subsidiary of the Company, from 1967 to 1996.	66	1977
Howard M. Hawkins	Retired; Treasurer from 1973 to 1999; Vice President from 1996 to 1999.	57	1976
John S. McKeon	President of Golden Valley Microwave Foods, Inc. since August 1993; President of McKeon Associates, Inc. 1991 to 1993 (corporate finance consulting); Vice President of Northstar Industries, Inc. 1976 to 1990.	57	1984
Duane M. Jergenson	Retired; Vice President, Operations of Taylor Corporation from 1985 to 1999.	55	1996
G. Robert Gey	Retired President, Pentair Service Equipment Business from 1996 to 2001; Vice President, Pentair Corporate Development from 1995 to 1996; President, Niagara Paper Corp. from 1992 to 1995; various positions with Pentair, Inc. from 1983 to 1992.	57	1999
Daryl I. Skaar	Retired; Vice President, Chief Procurement Officer of Lucent Technologies from 1997 to 2000; various positions at 3M from 1965 to 1997, most recently as Vice President of Purchasing and Packaging Engineering.	60	2001

    Howard M. Hawkins and John R. Hawkins are brothers. Donald L. Shipp is the father-in-law of Kurt R. Norman. There are no other family relationships between officers or directors of the Company.

Additional Information About the Board of Directors

    The Board of Directors held four meetings in fiscal 2001. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served. The Audit Committee, which presently consists of John S. McKeon, Duane M. Jergenson, G. Robert Gey and Daryl I. Skaar is responsible for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit Committee held four meetings during fiscal 2001. The Compensation Committee, which consists of John S. McKeon, Duane M. Jergenson, G. Robert Gey and Daryl I. Skaar is responsible for establishing compensation policies for the Company and for reviewing and setting compensation for senior executives of the Company. The Compensation Committee held three meetings during fiscal 2001.

Nomination

    Sections 8 through 11 of Article II of the Company's Second Amended and Superseding By-Laws, as currently in effect (the "Bylaws"), provide that a candidate may not be nominated for election as a director at the annual meeting of shareholders unless the nomination was previously submitted to the Board or its nominating committee. A shareholder wishing to nominate a candidate for director must do so no later than sixty days following the end of the Company's fiscal year. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) an executed directors' questionnaire provided by the Company and completed by the nominee; (3) the nominee's statement consenting to his nomination and agreeing to serve, if elected; and (4) evidence that the person making the nomination is a shareholder. After reviewing the submission, the Board or the appointed nominating committee may, but need not, designate one or more of the nominees to appear as an alternate candidate on any proxy solicited by management or any proxy statement furnished by management. The number of such alternate candidates may not exceed the number of directors to be elected at that annual meeting. Exclusion of any eligible candidate from a proxy solicited by management does not affect the right of shareholders to nominate, vote for, or elect such candidate at any shareholders' meeting held within twelve months after submission of the nomination material described above.

Director Compensation

    During fiscal 2001, each director who is not an employee of the Company was paid $12,000 as an annual retainer plus $1,000 for each meeting attended.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

OTHER MATTERS

    Management does not know of any other business which will be presented for consideration at the annual meeting. If, however, any other business does properly come before the meeting, proxies will be voted in accordance with the judgment of the person or persons acting under them as to what is in the best interests of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, independent certified public accountants, have been the auditors of the Company since 1971. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year.

    Representatives of Deloitte & Touche LLP are expected to attend this annual meeting with the opportunity to make a statement if they desire. They will be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors is responsible for selecting auditors, ensuring the fiscal integrity of the Company and establishing and reviewing internal controls. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix I. The Audit Committee was comprised of the following directors during fiscal 2001:

Name of Director	Director Since
John S. McKeon, Chair	1984
Duane M. Jergenson	1996
G. Robert Gey	1999
Daryl I. Skaar	2001

    During fiscal 2001, the Committee considered the revised requirements for members of audit committees adopted by the Securities and Exchange Commission ("SEC"). All of the members of the Committee have been determined to be independent. None of the members of the Committee were officers or employees of the Company during fiscal 2001 or had a relationship with the Company that would, in the opinion of the Board of Directors, interfere with the exercise of his independence from management and the Company. All of the members of the Audit Committee have substantial experience in financial matters and business operations.

    The Audit Committee has (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the Company's independent auditors, Deloitte & Touche, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence (iv) considered whether the level of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining the independence of its auditors.

During the fiscal year ended September 30, 2001, Deloitte & Touche LLP provided various audit, audit related and non-audit services to the Company as follows:

  •
  Audit Fees: Audit fees for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and review of financial statements in the Company's Form 10-Q Reports were $100,000.

  •
  Financial Information Systems Design and Implementation Fees: Aggregate fees billed for services rendered in fiscal 2001 were $111,263.

  •
  All Other Fees: Fees billed during fiscal 2001 for all other non-audit services, including an executive compensation study and tax consultation services, totaled $44,125.

    Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended September 30, 2001 be included in the Company's Annual Report on Form 10-K for filing with the SEC. Additionally, the Audit Committee reviewed the Company's quarterly results prior to public release.

John S. McKeon, Chair	Duane M. Jergenson	G. Robert Gey	Daryl I. Skaar
Audit Committee of the Board of Directors

COMPENSATION AND OTHER BENEFITS

    The following table sets forth the compensation of the Chief Executive Officer and the four highest paid executive officers whose aggregate annual salary and bonus exceeded $100,000 for the Company's last fiscal year ended September 30, 2001 (collectively, the "Named Executive Officers"):

Summary Compensation Table

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(a)	All Other Compensation(b)(c)
John R. Hawkins(1) Chairman of the Board and Chief Executive Officer	2001 2000 1999	$163,776 155,988 146,560	$156,000 160,000 173,400	$4,500 4,500 4,500	$35,000 30,000 30,000
Kurt R. Norman(2) President and Chief Operating Officer	2001 2000 1999	$142,867 130,915 111,788	$140,000 143,000 149,000	$4,500 4,500 4,500	$35,000 30,000 30,000
Marvin E. Dee(3) Vice President—Chief Financial Officer, Secretary and Treasurer	2001 2000 1999	$140,000 135,000 4,000	$72,000 64,000 1,000	$1,050	$35,000
John R. Sevenich Vice President—Manufacturing and Specialty	2001 2000 1999	$115,750 110,683 102,817	$74,000 74,000 70,000	$4,500 4,500 4,500	$35,000 30,000 30,000
Keenan A. Paulson Vice President—Water Treatment Group	2001 2000 1999	$118,750 106,670 64,653	$68,000 68,000 67,800	$4,500 4,500 4,500	$35,000 30,000 30,000

(1)
Mr. Hawkins was elected Chairman and CEO effective February 16, 2000.

(2)
Mr. Norman was elected President and COO effective February 16, 2000.

(3)
Mr. Dee has been the Company's Chief Financial Officer since September 1999 and was elected Secretary and Treasurer in December 1999.

(a) Employee Stock Purchase Plan

    All employees of the Company who have attained the age of 18 years and who have been employed by the Company for 90 days are eligible to participate in the Company's Employee Stock Purchase Plan. Under the Plan, each participant authorizes the Company to deduct a specified amount, not to exceed $500, from his paycheck each month, to which the Company adds a bonus of 75% of such amount, to be used by a depository agent to purchase shares of the Company's common stock for the participant's individual account under the Plan. Shares purchased with the Company's bonus vest over a five-year schedule.

(b) Money Purchase Pension Plan

    Non-bargaining employees of the Company who have attained the age of 21 years and completed one year of service are eligible to participate in this defined contribution pension plan. For each year, the Company contributes an amount equal to ten percent of an eligible participant's compensation, and this amount is credited to an account maintained for the participant under the Plan. The maximum annual compensation that may be used to determine Plan benefits is capped at $170,000 for the current plan year; this limit will be adjusted in future years under federal tax law for cost-of-living increases.

    Participant accounts are credited with the appropriate gains or losses resulting from employee-directed investments made by the Plan. A participant is fully vested after completing seven years of service. At retirement, the participant receives the amount credited to his or her account either as a lump sum, in installments, or in the form of an annuity contract.

(c) Employee Stock Ownership Plan

    Non-bargaining employees of the Company who have attained the age of 21 years and completed one year of service are eligible to participate in the Company's Employee Stock Ownership Plan. Contributions to this Plan are made at the discretion of the Board of Directors and credited to individual accounts maintained for participants under the Plan.

    The amount of each contribution credited to a participant's account is proportionate to that participant's compensation compared to the total compensation paid to all participants in the Plan. The maximum annual compensation that may be used to determine benefits in the current plan year is $170,000, which amount will be adjusted in future years for cost-of-living increases. In addition, the aggregate amount contributed in any one plan year for a participant under the Money Purchase Pension Plan and Employee Stock Ownership Plan may not exceed the lesser of 25% of compensation or $35,000.

    Participant accounts in the Employee Stock Ownership Plan are also credited with the appropriate gains or losses resulting from Plan investments. A participant is fully vested after completing seven years of service. At retirement, the participant receives the amount credited to his or her account either as a lump sum or in installments.

Option Grants and Exercises in Fiscal 2001

    There were no options granted to or exercised by the Named Executive Officers in fiscal 2001.

Report on Repricing of Options

    None.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All decisions regarding compensation of executive officers of the Company in fiscal 2001 were made by the Compensation Committee of the Board of Directors. During fiscal 2001, the Compensation Committee was made up of the following directors: John S. McKeon, Duane M. Jergenson, G. Robert Gey and Daryl I. Skaar. None of the current officers of the Company participates in any board vote setting his annual salary or bonus.

COMPENSATION COMMITTEE REPORT ON ANNUAL COMPENSATION

    The annual compensation programs of the Company are designed to create incentives and reward performance. The Company's annual compensation mix generally has lower base salaries than comparable companies, coupled with an incentive system that rewards good performance and the achievement of Company objectives.

Executive Salaries

    The salary increase of the Company's executive officers are tied to inflation, performance and increase in corporate profits.

Executive Bonus Plan

    The bonus plan for executive officers is based on the following factors: corporate performance, business unit performance and personal performance. The corporate performance rating is based on the Company's percentage growth in earnings per share over the prior year and its return on equity. These two factors are the primary determinants of share price over time. Business unit ratings are based primarily on profit performance (market share performance, new product development, workplace diversity and other factors are also considered). Personal ratings can include such qualitative factors as quality of the strategic plan, organizational and management development progress and industry, public affairs, and civic involvement.

    Corporate business unit ratings can range from .5 to 1.8 with top annual performance represented by a 1.5 or higher rating. Personal ratings can range from 0.0 to 1.5. These ratings are then combined with the participant's target incentive participation rate (a percentage of base salary which increases for higher positions within the Company). Both business unit and personal ratings are heavily dependent on achievement of financial objectives. The weights for executive officers are 50% corporate and 50% personal, while business unit officers are generally 38% unit, 12% corporate and 50% personal. The total corporate bonus package is approximately 11% of the Company's income from operations.

Chief Executive Officer Compensation

    The compensation of John R. Hawkins, Chief Executive Officer, is determined in the same manner as set forth above for all other executive officers.

John S. McKeon	Duane M. Jergenson	G. Robert Gey	Daryl I. Skaar
Compensation Committee of the Board of Directors

RELATED PARTY TRANSACTIONS

    None.

COMPARATIVE STOCK PERFORMANCE GRAPH

    The following is a graph comparing the annual percentage change in the cumulative total shareholder return on the Company's common stock with the cumulative total returns of the NASDAQ Composite Index and the NASDAQ Industrial Index for the Company's last five fiscal years. The graph assumes the investment of $100 in the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Industrial Index on September 29, 1996, and reinvestment of all dividends.

PROPOSALS BY SHAREHOLDERS

    In order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for next year's annual meeting, the written proposal must be received by the Company at its principal executive office no later than September 13, 2002. Any such proposals also must comply with the rules and regulations of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in company sponsored proxy materials. In order for a shareholder proposal to be raised from the floor during next year's annual meeting (without being included in the proxy materials), written notice of the proposal must be received by the Company no later than November 27, 2002. The persons named as proxies by the Company for that meeting will have discretionary authority to vote on any shareholder proposal for which such notice is not properly received by the Company and as otherwise permitted pursuant to the Commission's rules and regulations regarding the voting of proxies. Any director nominations made by shareholders also must comply with the relevant provisions set forth in Article I of the Company's Bylaws, as described under the caption "Election of Directors—Nominations" elsewhere in this proxy statement. A copy of the Bylaws have been filed with the Commission and are available on the Commission's website (www.sec.gov) or they may be obtained by sending a written request to the Corporate Secretary at the Company's headquarters.

FORM 10-K

    The Company's 2001 Annual Report on Form 10-K for the fiscal year ended September 30, 2001, including financial statements, are being mailed with this Proxy Statement. Shareholders who wish to obtain an additional copy of the Company's Annual Report on Form 10-K for fiscal 2001 may do so without charge by writing to: Hawkins, Inc., 3100 East Hennepin Avenue, Minneapolis, Minnesota 55413, Attention: Corporate Secretary. The annual report on Form 10-K, as well as other Company reports, are also available on the Commission's website (www.sec.gov).

Dated: January 11, 2002.	BY ORDER OF THE BOARD OF DIRECTORS
MARVIN E. DEE, Secretary

Appendix I

HAWKINS, INC.

AUDIT COMMITTEE CHARTER

I.  Purpose

    The primary function of the Audit Committee is to assist the Board of Directors of Hawkins, Inc. in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. The Audit Committee's primary duties and responsibilities are to:

  •
  Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

  •
  Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

  •
  Review and appraise the audit efforts of the corporation's independent accountants.

II.  Membership

    The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as defined in Rule 4200 of the National Association of Securities Dealers, Inc. The members will be free from any financial, family or other material personal relationships that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the Audit Committee will have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee must have accounting or related financial management experience.

    The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors. Unless the Board of Directors elects a Chair, the members of the Audit Committee may designate a Chair by majority vote of the Committee.

III.  Meetings

    The Audit Committee will meet at least four times annually, either in person or by conference calls. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any questions brought before any meeting of the Committee.

    As part of its job to foster open communication, the Audit Committee has access to management and the independent accountants to discuss any matters that the Committee or any one of these groups feels need to be discussed privately. In addition, the Audit Committee or at least the Chair should meet with management quarterly to review the corporation's quarterly financial results prior to release.

IV.  Responsibilities and Duties

    The Audit Committee will fulfill their duties and responsibilities as follows:

  A.  General

  •
  Review annually the formal written charter that is adopted by the full Board of Directors that specifies scope of responsibility, membership, etc.

  •
  Maintain minutes or other records of meetings and activities.

I–1

  •
  Report Committee actions to the Board of Directors with recommendations the Committee may deem appropriate.

  B.  Independent Accountants

  •
  Recommend to the Board of Directors the selection of independent accountants for the annual financial audit, considering independence and effectiveness. Review and approve the discharge of the independent accountants.

  •
  Consult with independent accountants, with and without (at least once per year without) management's presence about internal controls, disagreements between the independent accountants and management, and the completeness/accuracy of financial statements.

  •
  Review, prior to the annual audit, the scope and general extent of the independent accountants' audit examinations, including their engagement letter.

  •
  Be apprised on audit work performed by other accounting firms that the independent accountants rely upon.

  •
  On an annual basis, review and discuss with the accountants all significant relationships the accountants have with the corporation to determine the accountants' independence. This should include a review of management consulting services.

  •
  Consider results of the independent accountants' last peer review, litigation status and disciplinary actions, if any.

  •
  The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders.

  C.  Financial Statements/Internal Controls

  •
  Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, and approve such financial statements prior to release of the annual earnings.

  •
  Review the SEC Form 10-K prior to its filing.

  •
  Consider independent accountants' judgments regarding the quality and appropriateness of financial statements.

  •
  Make inquiries of management and independent accountants' concerning the adequacy of the corporation's system of internal controls.

  •
  Inquire of management and the independent accountants about significant risks or exposures, including legal matters, that exist and assess the steps management has taken to minimize such risks and exposures.

  •
  Following completion of the annual audit, be apprised of any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  D.  Ethics and Business Conduct

  •
  Review the corporation's codes of conduct annually and direct management to establish a system reasonably designed to assure compliance with the code.

    The above list represents examples of actions the Audit Committee may take in fulfilling their responsibilities. The list shall not be construed as mandatory functions of the committee. The Audit Committee has the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

I–2

HAWKINS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, February 13, 2002
3:30 P.M., Central Standard Time
Four Points Sheraton Hotel
1330 Industrial Boulevard
Minneapolis, Minnesota

HAWKINS, INC. 3100 EAST HENNEPIN AVENUE, MINNEAPOLIS, MINNESOTA 55413	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON FEBRUARY 13, 2002.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES IN ITEM 1.

By signing the proxy, you revoke all prior proxies and appoint John R. Hawkins, Kurt R. Norman and Marvin E. Dee, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments.

See reverse for voting instructions

\*/  Please detach here  \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1.

1.	Election of directors:	01 John R. Hawkins 02 Kurt R. Norman 03 Dean L. Hahn 04 Donald L. Shipp 05 Howard M. Hawkins	06 John S. McKeon 07 Duane M. Jergenson 08 G. Robert Gey 09 Daryl I. Skaar	/ /	Vote FOR all Nominees (except as marked)	/ /	Vote WITHHELD for ALL nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.	/ / For	/ / Against	/ / Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box / / Indicate changes below:	Date

Signature(s) In Box
(Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

QuickLinks

SOLICITATION
REVOCATION AND VOTING OF PROXY
OUTSTANDING SHARES AND VOTING RIGHTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP
PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING
ELECTION OF DIRECTORS (Proposal 1)
OTHER MATTERS
INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION AND OTHER BENEFITS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON ANNUAL COMPENSATION
RELATED PARTY TRANSACTIONS
COMPARATIVE STOCK PERFORMANCE GRAPH
PROPOSALS BY SHAREHOLDERS
FORM 10-K
HAWKINS, INC. AUDIT COMMITTEE CHARTER